UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 17, 2003


                        AMERICAN SOUTHWEST HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-27947                   86-0800964
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


4225 N. BROWN AVE., SCOTTSDALE, ARIZONA                             85251
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (480) 945-0623

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On  September  17,  2003,  the Board of  Directors  of  American  Southwest
Holdings,   Inc.  (the   "Registrant")   approved  the   engagement  of  Shelley
International CPA ("Shelley") as the Registrant's certifying accountant.

     Registrant did not consult with Shelley prior to its engagement regarding the application of any accounting principles or any type of audit opinion that might be rendered by it.

     Registrant has made the contents of this Form 8-K filing available to Shelley and requested it to furnish a letter to the Securities and Exchange Commission as to whether Shelley agrees or disagrees with, or wishes to clarify Registrant's expression of their views.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

                                  AMERICAN SOUTHWEST HOLDINGS, INC.



Date: May 3, 2004                 By: /s/ Alan Doyle
                                      -------------------------------------
                                      Alan Doyle
                                      President (Chief Executive Officer)


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